UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2005

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.

Amendment of Capital Accumulation Plan (401(k) plan).

On May 17, 2005, the Administrative Committee of the National Penn Bancshares, Inc. Capital Accumulation Plan, a 401(k) plan, acting under delegated authority of the National Penn Board of Directors and its Compensation Committee, approved Amendment No. 10 to the Capital Accumulation Plan. The purposes of Amendment No. 10 are (a) to transfer Plan administration from a monthly valuation basis to a daily valuation basis, effective July 1, 2005, (b) to change the “default investment” for those participants in the Plan who fail to make an election, (c) to comply with the “automatic rollover rules” of Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended, and (d) to increase the number of loans a participant may receive from the participant’s plan account from one to two. Amendment No. 10 is filed in this Report as Exhibit 10.1 and is incorporated by reference in this Item 1.01.

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On May 20, 2005, National Penn transmitted notice to all persons who are participants in National Penn’s Capital Accumulation Plan of the Plan amendment regarding the change to a daily valuation administrative basis disclosed in this Report at Item 1.01 and the related “black-out” period beginning July 1, 2005 and expected to end during the week of July 25, 2005, under the provisions of Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 (ERISA). This black-out period arises due to the Plan amendment for the reasons set forth in the notice. This notice is included in this Report as Exhibit 99.1 and is incorporated by reference in this Item 5.04.

On May 20, 2005, National Penn also transmitted notice to each National Penn or National Penn Bank director and all executive officers (collectively, all “Section 16 reporting persons”) of the plan amendment regarding the change to a daily valuation administrative basis disclosed in this Report at Item 1.01 and the related “black-out” period beginning July 1, 2005 and expected to end during the week of July 25, 2005, under the provisions of Section 306(a) of the Sarbanes-Oxley Act of 2002 (SOX). This black-out period arises due to the Plan amendment and the black-out period for Plan participants under ERISA, as set forth in the notice. This notice is included in this Report as Exhibit 99.2 and is incorporated by reference in this Item 5.04.

If there is a change in the actual or expected beginning or ending dates of the “black-out” periods, National Penn will give notice of the change to all plan participants under ERISA and to all Section 16 reporting persons under SOX, Section 306(a), and will file a Report on Form 8-K containing all such information. Further, upon written or oral request, National Penn will supply the actual beginning or ending dates of the black-out periods to any person, including a National Penn shareholder, at any time during the black-out periods and for a two year period after the ending date of the black-out periods. Any such request should be directed to:

National Penn Bancshares, Inc.,
Philadelphia and Reading Avenues
Boyertown, Pennsylvania 19512
Attn: H. Anderson Ellsworth
Telephone: (610) 369-6451
E-mail: haellsworth@natpennbank.com.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	10.1	Amendment No. 10 to National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1, 1997).

	99.1	Form of Notice to Plan Participants under Employee Retirement Security Act of 1974, as amended (ERISA).

	99.2	Form of Notice to National Penn Bancshares, Inc. and National Penn Bank directors and executive officers under Sarbanes-Oxley Act, Section 306(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	May 20, 2005	By:	/s/ Wayne R. Weidner
			Name:	Wayne R. Weidner
			Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 10 to National Penn Bancshares, Inc.
Capital Accumulation Plan (Amended and Restated Effective January 1, 1997).

99.1	Form of Notice to Plan Participants under Employee Retirement Security Act of 1974, as amended (ERISA).

99.2	Form of Notice to National Penn Bancshares, Inc. and National Penn Bank directors and executive officers under Sarbanes-Oxley Act, Section 306(a).